Form 10-K405, Exhibit 13
period 2000-12-31
FBR ASSET INVESTMENT CORP/VA
filed 2001-04-02
CIK 1073208

                                                                 Exhibit 13.01

                   Annual Report to Shareholders for the Year
                            Ended December 31, 2000

     This Annual Report on Form 10-K, without exhibits, will be delivered to the Company's shareholders before or simultaneously with delivery of the Company's annual proxy statement.