Form 10-K, Exhibit 13
period 2001-12-31
FBR ASSET INVESTMENT CORP/VA
filed 2002-03-29
CIK 1073208

                                                                   EXHIBIT 13.01

                   ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR
                            ENDED DECEMBER 31, 2001

     This Annual Report on Form 10-K, without exhibits, will be delivered to the Company's shareholders before or simultaneously with delivery of the Company's annual proxy statement.